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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 31, 2000

                                    HEI, INC.
                                    ---------
             (Exact Name of Registrant as Specified in Its Charter)


                                    MINNESOTA
                                    ---------
                 (State or Other Jurisdiction of Incorporation)

        0-10078                                          41-0944876
        -------                                          ----------
(Commission File Number)                      (IRS Employer Identification No.)

1495 STEIGER LAKE LANE, VICTORIA, MINNESOTA                          55386
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(Address of Principal Executive Offices)                           (Zip Code)

                                  952-443-2500
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         HEI, Inc. issued a press release regarding a new fiber optics supply agreement with a customer of the Company. The text of the press release is attached hereto as Exhibit 99.1.

         HEI, Inc. issued a press release regarding a line of credit worth 13.5 million with LaSalle Business Credit, Inc. and a projection of annual revenue growth rate of 50% for fiscal year 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

          99.1     Press release, dated August 24, 2000.
          99.2     Press release, dated August 31, 2000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

Dated:   August 31, 2000

                                              HEI, INC.

                                              By    /s/ Anthony J. Fant
                                                --------------------------------
                                                   Anthony J. Fant
                                                      Chairman and
                                                      Chief Executive Officer




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                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1              Press release, dated August 24, 2000.
99.2              Press release, dated August 31, 2000.






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